                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the undersigned,  Albert G. Pastino, Chief Financial Officer of Datatec Systems,
Inc.,  a Delaware  corporation  (the  "Company"),  does hereby  certify,  to his knowledge, that:

            The  Quarterly  Report on Form 10-Q for the three month period ended
            October 31, 2002 of the Company (the  "Report")  fully complies with the  requirements  of  Section  13(a)  or  15(d)  of the  Securities
            Exchange Act of 1934,  and the  information  contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

                                         /s/ Albert G. Pastino
                                         ---------------------
                                         Albert G. Pastino
                                         Chief Financial Officer

                                         Dated: December 13, 2002